SUPPLEMENT DATED AUGUST 28, 2019

TO THE PACIFIC SELECT FUND SUMMARY PROSPECTUS FOR

PORTFOLIO OPTIMIZATION GROWTH PORTFOLIO

DATED MAY 1, 2019

This supplement revises the Pacific Select Fund Summary Prospectus for Portfolio Optimization Growth Portfolio dated May 1, 2019 (the “Prospectus”) and must be preceded or accompanied by the Prospectus. The changes within this supplement are currently in effect unless otherwise noted. Remember to review the Prospectus for other important information. Capitalized terms not defined herein are as defined in the Prospectus.

The following risk is added alphabetically to the Principal Risks from Holdings in Underlying Funds subsection:

•                  Small Number of Holdings Risk: Because performance is dependent on a smaller number of holdings, an Underlying Fund may be more adversely impacted by price volatility risk than funds with a greater number of holdings.